SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MONEY MARKET FUNDS
For the Wells Fargo Government Money Market Fund (the “Fund”)

At a meeting held on November 17, 19-20, 2020, the Board of Trustees approved a lowering of the 12b-1 fee for the Sweep Class of the Fund effective December 1, 2020.

As a result, the information with respect to the Fund’s 12b-1 fee in the distribution fee table in the section entitled “Manager and Class-Level Administrator - Distributor and Sareholder Servicing Agent” is hereby replaced with the following:

Fund	Sweep Class
Government Money Market Fund	0.10%

November 23, 2020